EXHIBIT 4.1 SPECIMEN SHARE CERTIFICATE

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}{                                                                   }{
}{                     SUMMIT CREST MINING CORP.                     }{
}{                                                                   }{
}{            INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA     }{
}{      100,000,000 SHARES COMMON STOCK AUTHORIZED, $0.001 PAR VALUE }{
}{                                                                   }{
}{               NUMBER                                     SHARES   }{
}{  This         ------                                     ------   }{
}{  certifies                                                        }{
}{  that                                                             }{
}{                                                                   }{
}{                                                                   }{
}{  is the owner of                                                  }{
}{                                                                   }{
}{                                                                   }{
}{                                                                   }{
}{                                                                   }{
}{                                                                   }{
}{        FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF    }{
}{                                                                   }{
}{                     SUMMIT CREST MINING CORP.                     }{
}{                                                                   }{
}{ transferable  on  the  books  of  the  corporation  in  person or }{
}{ by  duly authorized  attorney upon surrender of this certificate  }{
}{ properly endorsed. This certificate and the shares  represented   }{
}{ hereby are subject to the laws of the State of Nevada, and to the }{
}{ Certificate of Incorporation and Bylaws of the Corporation as now }{
}{ or hereafter  amended.  This certificate is not valid unless      }{
}{ countersigned  by the Transfer  Agent.                            }{
}{                                                                   }{
}{ WITNESS the facsimile seal of the Corporation and the signature   }{
}{ of its duly authorized officers                                   }{
}{                                                                   }{
}{                                                                   }{
}{ DATED                                                             }{
}{                                                                   }{
}{       The shares of stock represented by this certificate have not}{
}{       been registered under the Securities Act of 1933, as amended}{
}{       and  may  not  be  sold  or  otherwise   transferred        }{
}{       unless compliance with the registration  provisions of such }{
}{       Act has been made or unless  availability  of an exemption  }{
}{       from such registration provisions has been established, or  }{
}{       unless sold pursuant to rule 144 under the Securities Act of}{
}{       1933.                                                       }{
}{                                                                   }{
}{                                                                   }{
}{        /s/ BRUCE BRADSHAW                                         }{
}{             PRESIDENT/        (SEAL)                              }{
}{             SECRETARY                                             }{
}{                                                                   }{
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